UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 12b-25
                         Commission File Number 0-17594

                           NOTIFICATION OF LATE FILING

(Check One):     Form 10-K     Form 11-K     Form 20-F   X  Form 10-Q
             ---           ---           ---            ---

      Form N-SAR
  ---

         For Period Ended:  June 30, 2002
                            -------------
[  ] Transition Report on Form 10-K         [  ] Transition Report on Form 10-Q
[  ] Transition Report on Form 20-F         [  ] Transition Report on Form N-SAR
[  ] Transition Report on Form 11-K

         For the Transition Period Ended:
                                         ---------------------------------------

         Read attached instruction sheet before preparing form. Please print or type.

         Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

         If the notification relates to a portion of the filing checked above, identify the item(s) to which the notification relates:

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                                     PART I
                             REGISTRANT INFORMATION

USA Biomass Corporation
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Full name of registrant

AMCOR Capital Corporation; North America Search Corporation
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Former name if applicable

7314 Scout Avenue
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Address of principal executive office (Street and Number)

Bell Gardens, California 90201
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City, state and zip code

                                     PART II

                             RULES 12b-25(b) AND (c)

         If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate.)

    |   (a)   The reasons  described  in  reasonable  detail in Part III of this
    |         form  could  not be  eliminated  without  unreasonable  effort  or
    |         expense;
    |   (b)   The subject annual report,  semi-annual report,  transition report
|---|         on Form 10-K, Form 20-F,  11-K or Form N-SAR, or portion  thereof,
|   |         will be filed on or before the 15th  calendar  day  following  the
|---|         prescribed due date; or the subject quarterly report or transition
    |         report on Form 10-Q, or portion thereof will be filed on or before
    |         the fifth calendar day following the prescribed due date; and
    |   (c)   The  accountant's  statement  or other  exhibit  required  by Rule
    |         12b-25(c) has been attached if applicable.

                                    PART III
                                    NARRATIVE

         State below in reasonable detail the reasons why Forms 10-K, 11-K, 20-F, 10-Q, N-SAR, or the transition report or portion thereof could not be filed within the prescribed time period. (Attach extra sheets if needed.)

USA Biomass Corporation (the "Registrant") filed a voluntary petition for relief under the provisions of Title 11 of the United States Code on December 8, 2000. The Registrant's independent accountants resigned on December 8, 2000. The Registrant submitted a request to the Commission asking the staff to agree not to recommend enforcement action by the Commission if the Registrant followed modified reporting procedures during the pendency of its Chapter 11 case. Specifically, during the pendency of its Chapter 11 case, the Registrant proposed to file with the Commission, under cover of Current Reports on Form 8-K, copies of the periodic financial reports that are required to be filed with the United States Trustee pursuant to the United States Trustee's "Operating Guidelines and Financial Reporting Requirements," in lieu of continuing to file quarterly and annual reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On or about April 6, 2001, bankruptcy counsel for the Registrant was informed telephonically by the staff at the Commission that the staff would be denying the Registrant's request to follow modified reporting procedures during the pendency of its Chapter 11 case. On April 19, 2001, the Office of Chief Counsel of the Commission, Division of Corporate Finance, issued a letter formally denying the Registrant's request.

The Registrant does not have approval to retain and pay new accountants from the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), pursuant to Bankruptcy Code Sections 327, 328 and 1107. In addition, the Registrant does not have sufficient unencumbered funds with which to pay independent accountants and meet the other expenses associated with meeting the reporting requirements under the Exchange Act. All of the Registrant's available funds are "cash collateral" and pursuant to Section 363 of the Bankruptcy Code may not be used without the consent of each entity with an interest in the cash collateral or court authorization after notice and a hearing. The Registrant does not have the requisite consents or court authorization to use available funds to retain and pay new accountants. Because the Registrant has not engaged and cannot engage new independent accountants to review its financial statements, pursuant to Rule 12b-21, the Registrant does not possess and cannot acquire without unreasonable effort or expense the information required to be reported in its Form 10-QSB. For all the above-stated reasons, the Registrant will not be able to file its Form 10-QSB on or before the prescribed due date or on or before the 5th calendar day following the prescribed due date.

On June 4, 2002, the Registrant filed with the Bankruptcy Court "DEBTOR'S AND CREDITOR'S COMMITTEE'S FOURTH AMENDED JOINT PLAN OF REORGANIZATION DATED JUNE 3, 2002" (the "Plan") and the "DISCLOSURE STATEMENT RE: DEBTOR'S AND CREDITOR'S COMMITTEE'S FOURTH AMENDED JOINT PLAN OF REORGANIZATION DATED JUNE 3, 2002" (the "Disclosure Statement"). The Disclosure Statement was approved by the Bankruptcy Court (with certain modifications) at a hearing on July 9, 2002. The Plan contemplates a reorganization of the Registrant and a continuation of the Registrant's business operations; however, under the Plan, a majority of the Registrant's current assets will be surrendered to secured creditors or transferred to a liquidating trust to be sold with the proceeds to be distributed to holders of allowed claims against the Registrant 's bankruptcy estate, including administrative claims, priority claims and unsecured claims. The Registrant's unsecured creditors also will receive a pro rata distribution of 575,000 shares of common stock of the reorganized Registrant, and shares of the Registrant's preferred stockholders will be converted into common stock of the reorganized Registrant according to a specified formula based, in part, upon the class of preferred shares held. On or about the effective date of the Plan, the reorganized Registrant plans to issue up to 15,000,000 shares of common stock of the reorganized Registrant in exchange for a cash contribution of up to $1,500,000 to be made by individuals comprising a subset of the Registrant's current stockholders. In addition, the reorganized Registrant plans to issue up to 1,250,000 shares of common stock to be distributed to persons who will serve as consultants to the reorganized Registrant. As consideration for their resignation from the Registrant on the Plan confirmation date, Messrs. Eugene Tidgewell and Lance Jones, current directors and officers of the Registrant, shall receive a total of 120,000 shares of common stock in the reorganized Registrant, as well as options to purchase 100,000 additional shares of common stock. The Registrant's common stockholders will retain their equity interests in the reorganized Registrant (less any effects of dilution caused by the issuance of additional shares of common stock pursuant to the Plan). The directors and officers of the Registrant at the time of confirmation of the Plan will not continue in their respective positions with the reorganized Registrant following the confirmation date of the Plan. The reorganized Registrant will have the power to elect new directors and officers. The Registrant anticipates that the management and board of directors of the reorganized Registrant will include the following individuals: John Pivovaroff , Chief Executive Officer; Dale Paisley, Chief Financial Officer; John Pivovaroff, Director; Jacques Genicot, Director; and Richard Gagne, Director. In addition, all employees of the Registrant not otherwise designated for continued employment by the reorganized Registrant will be terminated on the effective date of the Plan. The foregoing description of the Plan is not complete and other material details of the Plan are summarized in the Disclosure Statement which has been filed with the Bankruptcy Court. The Plan and Disclosure Statement are subject to further amendment or modification. The hearing on confirmation of the Plan is scheduled for September 19, 2002. There can be no assurance that the Bankruptcy Court will confirm the Plan.

On June 4, 2002, the Registrant's Affiliate, American Waste Transport, Inc., also filed "Debtor's Fourth Amended Plan of Liquidation Dated June 3, 2002" (the "AWT Plan") and the "Disclosure Statement Re: Debtor's Fourth Amended Plan of Liquidation Dated June 3, 2002" (the "AWT Disclosure Statement"). The Bankruptcy Court approved the AWT Disclosure Statement on July 9, 2002. Under the AWT Plan, American Waste Transport, Inc. intends to liquidate all of its assets in an orderly manner and to distribute the proceeds to its creditors. All capital stock of American Waste Transport, Inc. will be cancelled; no distributions to the Registrant, as the sole stockholder, will occur; and American Waste Transport, Inc. will be dissolved and will cease its corporate existence on the effective date of the AWT Plan. The foregoing description of the AWT Plan is not complete and other material details of the AWT Plan are summarized in the AWT Disclosure Statement which is on file with the Bankruptcy Court. The AWT Plan and AWT Disclosure Statement are subject to further amendment or modification and there can be no assurance that the Bankruptcy Court will confirm the AWT Plan. The hearing on confirmation of the AWT Plan is scheduled for September 19, 2002.

                                     PART IV

                                OTHER INFORMATION

(1) Name and telephone number of person to contact in regard to this notification


           Eugene W. Tidgewell                     562             928-9900
      --------------------------------------    ----------    ------------------
                                       (Name)   (Area Code)   (Telephone Number)

(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been
         filed? If answer is no, identify report(s)                   Yes  X  No
                                                                  ----    ----

         For the reasons set forth in the Form 12b-25 filed on March 30, 2001 and as updated on April 9, 2001, the Registrant has not filed its Form 10-KSB for the annual period ended December 31, 2000. For the reasons set forth in the Form 12b-25 filed on May 15, 2001, the Registrant has not filed its Form 10-QSB for the quarterly period ended March 31, 2001. For the reasons set forth in the Form 12b-25 filed on August 14, 2001, the Registrant has not filed its Form 10-QSB for the quarterly period ended June 30, 2001. For the reasons set forth in the Form 12b-25 filed on November 13, 2001, the Registrant has not filed its Form 10-QSB for the quarterly period ended September 30, 2001. For the reasons set forth in the Form 12b-25 filed on March 29, 2002, the Registrant has not filed its Form 10-KSB for the annual period ended December 31, 2001. For the reasons set forth in its Form 12b-25 filed on May 14, 2002, the Registrant has not filed its Form 10-QSB for the quarterly period ended March 31, 2002. In addition, the Registrant's Form 10-QSB for the quarterly period ended September 30, 2000, was filed with the Commission without review by the Registrant's now-resigned accountants. The Registrant also did not file with the Commission an amendment to a Form 8-K filed on March 15, 2000, regarding the acquisition of American Waste Transport, Inc. The financial information to be included in such amendment has not been made available to the Registrant.

(3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject
         report or portion thereof?                               X   Yes     No
                                                                 ----    ----

         If  so:  attach  an  explanation  of  the  anticipated   change,   both
         narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

         The Registrant filed a voluntary petition for relief under the provisions of Title 11 of the United States Code on December 8, 2000. There is no assurance that the Bankruptcy Court will confirm the Plan.

         The Registrant expects to report a loss of approximately $353,050 for the quarterly period ended June 30, 2002. This compares to an estimated profit of approximately $52,680 for the quarterly period ended June 30, 2001. The expected loss for the quarterly period ended June 30, 2002, is due to several factors, including, but not limited to, a significant reduction in sales attributable to loss of business and rejection of contracts in the bankruptcy case and an increase in post-petition legal costs during 2002. However, due to the filing of the Registrant's
         Chapter 11 petition, the reduction in its financial, accounting and administrative staff, and the loss of its accountants, the Registrant cannot, at this time, exactly quantify the amount of the estimated profit for the quarterly period ended June 30, 2001, or the expected loss for the quarterly period ended June 30, 2002. The foregoing estimates are unaudited and have not been reviewed by independent accountants.
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                             USA Biomass Corporation
                             -----------------------
                  (Name of Registrant as Specified in Charter)

Has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.


Date     August  13, 2002             By  /s/  EUGENE W. TIDGEWELL
     -------------------------          --------------------------
                                               Eugene W. Tidgewell,
                                                 Chief Financial Officer

         Instruction. The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative's authority to sign on behalf of the registrant shall be filed with the form.

                                    ATTENTION

Intentional misstatements or omissions of fact constitute Federal criminal violations (see 18 U.S.C. 1001)


                              GENERAL INSTRUCTIONS

1. This form is required by Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934.

2. One signed original and four conformed copies of this form and amendments thereto must be completed and filed with the Securities and Exchange Commission, Washington, DC 20549, in accordance with Rule 0-3 of the General Rules and Regulations under the Act. The information contained in or filed with the form will be made a matter of public record in the Commission files.

3. A manually signed copy of the form and amendments thereto shall be filed with each national securities exchange on which any class of securities of the registrant is registered.

4. Amendments to the notifications must also be filed on Form 12b-25 but need not restate information that has been correctly furnished. The form shall be clearly identified as an amended notification.

5. Electronic Filers. This form shall not be used by electronic filers unable to timely file a report solely due to electronic difficulties. Filers unable to submit a report within the time period prescribed due to difficulties in electronic filing should comply with either Rule 201 or Rule 202 of Regulation S-T or apply for an adjustment in filing date pursuant to Rule 13(b) or Regulation S-T.